Filed pursuant to Rule 497
File No. 333-175654

FS INVESTMENT CORPORATION II

Supplement dated May 1, 2013
to
Prospectus dated May 18, 2012

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation II dated May 18, 2012, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest in shares of our common stock.

Increase in Public Offering Price

On April 30, 2013, we increased our public offering price from $10.45 per share to $10.50 per share. This increase in the public offering price was effective as of our May 1, 2013 semi-monthly closing and first applied to subscriptions received from April 16, 2013 through April 30, 2013. The purpose of this action was to ensure that our net asset value per share did not exceed our offering price per share, after deducting selling commissions and dealer manager fees, as required by the 1940 Act.